UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 27, 2018

EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	66-0783622
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Cupey Center Building, Road 176, Kilometer 1.3, San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
General
On November 27, 2018, EVERTEC, Inc., (“EVERTEC” or the “Company”) and EVERTEC Group, LLC, (“EVERTEC Group” or “Borrower”), which is a wholly owned indirect subsidiary of EVERTEC, entered into a credit agreement (the “Credit Agreement”) governing the senior secured credit facilities, consisting of a $220.0 million term loan A facility that matures on November 27, 2023, a $325.0 million term loan B facility that matures on November 27, 2024 and a $125.0 million revolving credit facility that matures on November 27, 2023, with a syndicate of lenders and Bank of America, N.A. (“Bank of America”), as administrative agent, collateral agent, swingline lender and L/C issuer. The material terms and conditions of the senior secured credit facilities are summarized below. The description of the Credit Agreement, and the guarantees and collateral arrangements thereunder, contained herein is qualified in its entirety by reference to the full text of the Credit Agreement, Guarantee Agreement and Collateral Agreement, which are attached hereto as Exhibits 10.1, 10.2 and 10.3.
Scheduled Amortization Payments
The term loan A facility provides for amortization in the amount of 1.25% of the original principal amount of the term loan A facility during each of the first twelve quarters starting from the quarter ending March 31, 2019, 1.875% during each of the four subsequent quarters and 2.50% during each of the final three quarters, with the balance payable on the final maturity date.
The term loan B facility provides for quarterly amortization payments totaling 1.00% per annum of the original principal amount of the term loan B facility, with the balance payable on the final maturity date.
Voluntary Prepayments and Reduction and Termination of Commitments
The terms of the senior secured credit facilities allow EVERTEC Group to prepay loans and permanently reduce the loan commitments under the senior secured credit facilities at any time, subject to the payment of customary LIBOR breakage costs, if any, provided that, in connection with certain refinancing or repricing of the term loan B facility on or prior to the date which is six months after the closing date of the Credit Agreement, a prepayment premium of 1.00% will be required.
Interest
The interest rates under the term loan A facility and revolving credit facility are based on, at EVERTEC Group’s option, (a) (x) adjusted LIBOR plus (y) an interest margin of 2.25% or (b) (x) the greater of (i) Bank of America’s “prime rate,” (ii) the Federal Funds Effective Rate plus 0.5% and (iii) adjusted LIBOR plus 1.0% (“ABR”) plus (y) an interest margin of 1.25%. The interest rates under the term loan B facility are based on, at EVERTEC Group’s option, (a) (x) adjusted LIBOR plus (y) an interest margin of 3.50% or (b) (x) ABR plus (y) an interest margin of 2.50%. The interest margins under the term loan A facility and revolving credit facility are subject to reduction based on achievement of specified total secured net leverage ratio.
Guarantees and Collateral
EVERTEC Group’s obligations under the senior secured credit facilities and under any cash management, interest rate protection or other hedging arrangements entered into with a lender or any affiliate thereof are guaranteed by EVERTEC and each of EVERTEC’s existing wholly-owned subsidiaries (other than EVERTEC Group) and subsequently acquired or organized subsidiaries, subject to certain exceptions.
Subject to certain exceptions, the senior secured credit facilities are secured to the extent legally permissible by substantially all of the assets of (1) EVERTEC, including a perfected pledge of all of the limited liability company interests of EVERTEC Intermediate Holdings, LLC (“Holdings”), (2) Holdings, including a perfected pledge of all of the limited liability company interests of EVERTEC Group and (3) EVERTEC Group and the subsidiary guarantors, including but not limited to: (a) a pledge of substantially all capital stock held by EVERTEC Group or any guarantor and (b) a perfected security interest in substantially all tangible and intangible assets of EVERTEC Group and each guarantor.

Covenants
The senior secured credit facilities contain affirmative and negative covenants that the Company believes are usual and customary for a senior secured credit agreement. The negative covenants in the senior secured credit facilities include, among other things, limitations (subject to exceptions) on the ability of EVERTEC and its restricted subsidiaries to:

•	declare dividends and make other distributions;

•	redeem or repurchase capital stock;

•	grant liens;

•	make loans or investments (including acquisitions);

•	merge or enter into acquisitions;

•	sell assets;

•	enter into any sale or lease-back transactions;

•	incur additional indebtedness;

•	prepay, redeem or repurchase certain indebtedness;

•	modify the terms of certain debt;

•	restrict dividends from subsidiaries;

•	change the business of EVERTEC or its subsidiaries; and

•	enter into transactions with their affiliates.

 In addition, the term loan A facility and the revolving credit facility require EVERTEC to maintain a maximum total secured net leverage ratio.
Events of Default
The events of default under the senior secured credit facilities include, without limitation, nonpayment, material misrepresentation, breach of covenants, insolvency, bankruptcy, certain judgments, change of control (as defined in the Credit Agreement) and cross-events of default on material indebtedness.
Item 1.02 Termination of a Material Definitive Agreement.
Termination of Existing Senior Secured Credit Facilities
On November 27, 2018, the net proceeds received by EVERTEC Group from the senior secured credit facilities under the Credit Agreement, together with other cash available to EVERTEC Group, were used, among other things, to refinance EVERTEC Group’s previous senior secured credit facilities, which consisted of a $191.4 million term A loan facility and a $379.0 million term B loan facility, under the credit agreement, dated as of April 17, 2013 and as subsequently amended, among EVERTEC Intermediate Holdings, LLC, EVERTEC Group, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, swingline lender and L/C issuer, and the lenders party thereto.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
10.1
Credit Agreement, dated November 27, 2018, among EVERTEC, Inc., EVERTEC Group, LLC, the lenders party thereto from time to time, Bank of America, N.A., as administrative agent, collateral agent, swingline lender and L/C issuer, Bank of America, N.A. (solely with respect to the Term B Facility), Merrill Lynch Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement) (solely with respect to the Term A Facility and the Revolving Credit Facility), SunTrust Robinson Humphrey, Inc., Citigroup Global Markets Inc., Goldman Sachs Bank USA and JPMorgan Chase Bank, N.A., as joint lead arrangers, Bank of America, N.A. (solely with respect to the Term B Facility), Merrill Lynch Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement) (solely with respect to the Term A Facility and the Revolving Credit Facility), SunTrust Robinson Humphrey, Inc., Citigroup Global Markets Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A. and Deutsche Bank Securities Inc., as joint bookrunners, Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and FirstBank Puerto Rico and Scotiabank de Puerto Rico as co-syndication agents

10.2
Guarantee Agreement, dated as of November 27, 2018, by and among EVERTEC, Inc., EVERTEC Group, LLC, the loan parties identified on the signature pages thereof and Bank of America, N.A., as administrative agent and collateral agent

10.3	Collateral Agreement, dated as of November 27, 2018, among EVERTEC, Inc., EVERTEC Group, LLC, each subsidiary loan party identified therein and Bank of America, N.A., as collateral agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: November 28, 2018	By:	/s/ Joaquin A. Castrillo-Salgado
Name: Joaquin A. Castrillo-Salgado
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
10.1
Credit Agreement, dated November 27, 2018, among EVERTEC, Inc., EVERTEC Group, LLC, the lenders party thereto from time to time, Bank of America, N.A., as administrative agent, collateral agent, swingline lender and L/C issuer, Bank of America, N.A. (solely with respect to the Term B Facility), Merrill Lynch Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement) (solely with respect to the Term A Facility and the Revolving Credit Facility), SunTrust Robinson Humphrey, Inc., Citigroup Global Markets Inc., Goldman Sachs Bank USA and JPMorgan Chase Bank, N.A., as joint lead arrangers, Bank of America, N.A. (solely with respect to the Term B Facility), Merrill Lynch Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement) (solely with respect to the Term A Facility and the Revolving Credit Facility), SunTrust Robinson Humphrey, Inc., Citigroup Global Markets Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A. and Deutsche Bank Securities Inc., as joint bookrunners, Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and FirstBank Puerto Rico and Scotiabank de Puerto Rico as co-syndication agents

10.2
Guarantee Agreement, dated as of November 27, 2018, by and among EVERTEC, Inc., EVERTEC Group, LLC, the loan parties identified on the signature pages thereof and Bank of America, N.A., as administrative agent and collateral agent

10.3	Collateral Agreement, dated as of November 27, 2018, among EVERTEC, Inc., EVERTEC Group, LLC, each subsidiary loan party identified therein and Bank of America, N.A., as collateral agent